Exhibit 99

PRESS RELEASE

GE Capital Announces Early Participation Results of Private Exchange Offers

•	$53.9 billion of Old Notes tendered

•	Upsize of Total New Notes to be issued from $30 billion to $36 billion

•	Upsize of 2016 New Notes Cap from $15 billion to $16.25 billion

FAIRFIELD, Conn. – October 3, 2015 – General Electric Capital Corporation (“GECC”) today announced the early participation results of the previously announced private offers commenced by GE Capital International Funding Company (the “Issuer”) to exchange (the “Exchange Offers”) the Issuer’s new senior unsecured notes (collectively, the “New Notes”) for certain outstanding debt securities (collectively, the “Old Notes”).

Based on information provided by D.F. King & Co., Inc. and Lucid Issuer Services Limited, the exchange agents and information agents for the Exchange Offers (the “Exchange Agents”), approximately $53.9 billion principal amount of Old Notes were tendered in the Exchange Offers by the Early Participation Date.

GECC also announced today that:

(i)	the principal amount of New Notes to be issued in the Exchange Offers has increased from $30 billion to $36 billion,

(ii)	the principal amount of 2016 New Notes to be issued in the 2016 Market Value Exchange Offers has increased from $15 billion to $16.25 billion (the “2016 New Notes Cap”) and

(iii)
the principal amount of New Market Notes to be issued in the 2020/2025/2035 Market Value Exchange Offers will be $36 billion less the principal amount of 2016 New Notes accepted in the 2016 Market Value Exchange Offers.

Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration. No Old Notes tendered in the Par for Par Exchange Offers will be accepted. The Issuer currently expects to return any Old Notes tendered in the Par for Par Exchange Offers on October 6, 2015.

The Exchange Offers are being conducted by the Issuer upon the terms and subject to the conditions set forth in a separate offer to exchange (which is available only to Eligible Holders), as modified by this announcement (the “Offer to Exchange”). Capitalized terms not otherwise defined herein have the meanings set forth in the announcement relating to the Exchange Offers dated September 21, 2015.

The “Early Participation Date” expired at 5:00 p.m., New York City time on October 2, 2015.  Holders of Old Notes validly tendered after the Early Participation Date but prior to the Expiration Date and accepted in the Exchange Offers will no longer be entitled to the Total Exchange Consideration, but instead will be entitled to the reduced Exchange Consideration described below. The Withdrawal Deadline has expired. Old Notes tendered for exchange may not be validly withdrawn, unless we determine in the future in our sole discretion to enable withdrawal rights as required by law.

After giving effect to the upsize, and based on the principal amounts of Old Notes tendered by the Early Participation Date and the other assumptions described below in the “Exchange Offers Summary Tables,” a summary of the hypothetical principal amounts of New Notes that would be issued in the Exchange Offers is set forth below.  The actual amounts of New Notes to be issued and corresponding proration factors will vary from those set forth in the tables below and will be based on the actual principal amounts of Old Notes validly tendered in the Exchange Offers at or prior to the Expiration Date and the actual consideration to be paid as determined as of the Price Determination Date.

New Notes	Principal Amount of Applicable Old Notes Tendered by Early Participation Date (billions USD equivalent)	Hypothetical Principal Amount of New Notes to be Issued Pursuant to the Exchange Offers (billions USD equivalent)
2016 USD New Notes	$14.2	$15.0
2016 GBP New Notes	$0.9 (£0.6)	$1.1 (£0.7)
2020 New Notes	$7.6	$6.3
2025 New Notes	$2.6	$2.0
2035 New Notes	$11.8	$11.6
Par for Par Notes	$16.7	$0.0
Total	$53.9	$36.0

The Exchange Offers will expire at 11:59 p.m., New York City time on October 19, 2015, unless extended by the Issuer (such date and time as they may be extended by the Issuer, the “Expiration Date”).

Eligible Holders of Old Notes validly tendered and accepted after the Early Participation Date will not be entitled to the Total Exchange Consideration, but instead will be entitled to the Exchange Consideration, which for each $1,000 (or £1,000) principal amount of Old Notes tendered and accepted will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50 (or £50). Accordingly, Eligible Holders that tender Old Notes in the Market Value Exchange Offers after the Early Participation Date will receive New Notes in a principal amount that will be less than the principal amount of the New Notes that they would have received had they received the Total Exchange Consideration.

The “Settlement Date” for the Exchange Offers is expected to be five business days following the Expiration Date, must be a business day both in the City of New York and in London and would be October 26, 2015 based on the current Expiration Date.

Any of the Old Notes that are not tendered at or prior to the Expiration Date or are not accepted for exchange will remain outstanding, will mature on their respective maturity dates and will continue to accrue interest in accordance with, and will otherwise be entitled to all the rights and privileges under, the respective instruments governing their terms, including their existing GE guarantee.

As previously announced, the Exchange Offers are intended, among other things, to establish an international holding company (GE Capital International Holdings) with an efficient and simplified capital structure that is satisfactory to GECC’s regulators, a key step in terminating the nonbank systemically important financial institution designation for GECC.  In addition, the Exchange Offers seek to align the liabilities of GE Capital International Holdings to its assets from a maturity profile and liquidity standpoint, taking into consideration asset sales, and where appropriate shortening the maturity profile of targeted liabilities.

Exchange Offers Summary Tables

The tables below provide information regarding the principal amount of each series or tranche of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date pursuant to the Exchange Offers, based on information provided by the Exchange Agents.  The following tables also set forth the hypothetical principal amounts of Old Notes to be accepted pursuant to the Exchange Offers, the hypothetical proration factors and the hypothetical principal amounts of New Notes to be issued pursuant to the Exchange Offers.  These hypothetical amounts are for illustrative purposes only and are not final. They are based on the hypothetical consideration set forth in the Offer to Exchange, which consideration was determined at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015 and corresponding pounds sterling exchange rate determined at 5:00 p.m. (New York City time) on October 2, 2015.  They also assume no further tenders of Old Notes in the Exchange Offers after the Early Participation Date.

Market Value Exchange Offers

2016 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	$232.925	$232.925	2016 USD New Notes	$269.897
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	$395.178	$395.178	2016 USD New Notes	$403.781
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	$227.268	$227.268	2016 USD New Notes	$261.120
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	$156.803	$156.803	2016 USD New Notes	$180.748
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	$199.154	$199.154	2016 USD New Notes	$220.575
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	$259.737	$259.737	2016 USD New Notes	$291.848
5.300% Feb 2021	369622SM8	US369622SM84	$2,000	$206.400	$206.400	2016 USD New Notes	$237.067
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	$619.334	$619.334	2016 USD New Notes	$696.429
_______________
(1)
Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration.

(2)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date (as defined below) to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

USD (2022-2024): Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	$250.532	$250.532	2016 USD New Notes	$259.441
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	$289.711	$289.711	2016 USD New Notes	$298.567
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	$127.385	$127.385	2016 USD New Notes	$133.181
________________
(1)
Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration.

(2)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

USD Fixed-Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

1.500% Jul 2016	36962G6Z2	US36962G6Z26	$1,250	$422.462	$422.462	2016 USD New Notes	$426.670
1.450% Aug 2016	36962G7B4	US36962G7B49	$250	$0.000	$0.000	2016 USD New Notes	$0.000
4.575% Aug 2037	36962G6E9	US36962G6E96	$100	$0.000	$0.000	2016 USD New Notes	$0.000
3.350% Oct 2016	36962G5H3	US36962G5H37	$1,250	$515.411	$515.411	2016 USD New Notes	$531.992
5.375% Oct 2016	36962GY40	US36962GY402	$1,100	$459.997	$459.997	2016 USD New Notes	$483.139
2.900% Jan 2017	36962G5N0	US36962G5N05	$1,425	$624.169	$624.169	2016 USD New Notes	$644.030
5.400% Feb 2017	36962G2G8	US36962G2G80	$1,500	$641.111	$641.111	2016 USD New Notes	$681.860
2.450% Mar 2017	36962G5S9	US36962G5S91	$500	$328.546	$328.546	2016 USD New Notes	$337.157
1.250% May 2017	36962G7J7	US36962G7J74	$1,000	$642.521	$642.521	2016 USD New Notes	$651.439
2.300% Apr 2017	36962G5W0	US36962G5W04	$2,000	$844.784	$844.784	2016 USD New Notes	$868.176
5.625% Sep 2017	36962G3H5	US36962G3H54	$3,000	$1,152.329	$1,152.329	2016 USD New Notes	$1,256.211
1.600% Nov 2017	36962G6K5	US36962G6K56	$1,000	$271.424	$271.424	2016 USD New Notes	$275.311
1.625% Apr 2018	36962G6W9	US36962G6W94	$1,500	$379.951	$379.951	2016 USD New Notes	$384.571
5.625% May 2018	36962G3U6	US36962G3U65	$4,000	$1,393.870	$1,393.870	2016 USD New Notes	$1,543.697
4.700% May 2053	369622394	US3696223946	$750	$0.288	$0.288	2016 USD New Notes	$0.294
2.300% Jan 2019	36962G7G3	US36962G7G36	$1,000	$530.844	$530.844	2016 USD New Notes	$543.266
3.800% Jun 2019	369668AA6	US369668AA67	$700	$436.838	$436.838	2016 USD New Notes	$467.500
5.260% Nov 2019	36962GM43	US36962GM431	$75	$75.000	$75.000	2016 USD New Notes	$83.865
3.250% Aug 2020	36962G7C2	US36962G7C22	$250	$0.000	$0.000	2016 USD New Notes	$0.000
________________
(1)
Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration.

(2)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

USD Floating Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(2)(3)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

FRNs Jul 2016	36967FAC5	US36967FAC59	$695	$396.000	$396.000	2016 USD New Notes	$399.960
FRNs Jul 2016	36962G7A6	US36962G7A65	$1,600	$462.930	$462.930	2016 USD New Notes	$468.717
FRNs Jan 2017	36967FAB7	US36967FAB76	$2,000	$667.640	$667.640	2016 USD New Notes	$674.316
FRNs May 2017	36962G7H1	US36962G7H19	$500	$221.644	$221.644	2016 USD New Notes	$223.860
F-FRNs May 2017	36962G5Y6	US36962G5Y69	$100	$11.965	$11.965	2016 USD New Notes	$12.234
F-FRNs Aug 2017	36962G6B5	US36962G6B57	$100	$16.911	$16.911	2016 USD New Notes	$17.418
F-FRNs Dec 2017	36962G6L3	US36962G6L30	$100	$5.500	$5.500	2016 USD New Notes	$5.569
FRNs Apr 2018	36962G6X7	US36962G6X77	$400	$179.141	$179.141	2016 USD New Notes	$182.724
FRNs Jan 2019	36962G7F5	US36962G7F52	$500	$205.343	$205.343	2016 USD New Notes	$206.883
FRNs Jan 2020	36967FAA9	US36967FAA93	$500	$149.426	$149.426	2016 USD New Notes	$152.041
________________
(1)	We refer to floating-rate notes as FRNs and fixed to floating-rate notes as F-FRNs.

(2)
Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration.

(3)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Other Select USD: Market Value Exchange for 2016 USD New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

1.250% Nov 2016	—	XS0856562797	$300	$16.620	$16.620	2016 USD New Notes	$16.780
4.625% Jan 2043	—	XS0880289292	$700	$61.193	$61.193	2016 USD New Notes	$61.069
5.550% Jan 2026	36962GT95	US36962GT956	$500	$5.275	$5.275	2016 USD New Notes	$6.106
7.500% Aug 2035	36959CAA6	US36959CAA62	$300	$90.159	$90.159	2016 USD New Notes	$128.754
________________
(1)
Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration.

(2)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

GBP: Market Value Exchange for 2016 GBP New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	New Notes(1)(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

6.250% Dec 2017	—	XS0148124588	£500	£149.976	£149.976	2016 GBP New Notes	£165.705
5.250% Dec 2028	—	XS0096298822	£425	£100.947	£100.947	2016 GBP New Notes	£126.313
5.625% Sept 2031	—	XS0154681737	£178	£48.910	£48.910	2016 GBP New Notes	£63.981
4.875% Sept 2037	—	XS0229561831	£750	£219.773	£219.773	2016 GBP New Notes	£251.625
5.375% Dec 2040	—	XS0182703743	£450	£99.738	£99.738	2016 GBP New Notes	£130.701
________________
(1)
Based on the principal amount of Old Notes tendered in the Exchange Offers, it is anticipated that the 2016 New Notes Cap will permit all Old Notes validly tendered in the 2016 Market Value Exchange Offers to be accepted without proration.

(2)
The 2016 GBP New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 2.000% U.K. Gilt Security due January 22, 2016 (the “2016 GBP New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the price of the 2016 GBP New Notes Reference Security appearing at the Price Determination Date on the DMO2 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 90 basis points, such sum rounded to the third decimal place when expressed as a percentage.

2020/2025/2035 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2020 New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	Hypothetical Proration Factor(1)	New Notes(2)	Hypothetical Principal Amount to be Issued Pursuan to the Exchange Offer (millions)

6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	$774.064	$576.165	74.43%	2020 New Notes	$666.468
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	$989.186	$736.289	74.43%	2020 New Notes	$750.842
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	$885.894	$659.405	74.43%	2020 New Notes	$756.185
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	$576.167	$428.863	74.43%	2020 New Notes	$493.355
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	$956.351	$711.848	74.43%	2020 New Notes	$786.671
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	$1,086.508	$808.729	74.43%	2020 New Notes	$906.594
5.300% Feb 2021	369622SM8	US369622SM84	$2,000	$885.375	$659.018	74.43%	2020 New Notes	$755.162
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	$1,444.049	$1,074.861	74.43%	2020 New Notes	$1,205.488
_______________
(1)	Proration factor (the percentage of relevant tenders to be accepted) is rounded to the nearest hundredth.

(2)
The 2020 New Notes will mature on November 15, 2020 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 1.375% U.S. Treasury Security due August 31, 2020 (the “2020 New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the 2020 New Notes Reference Security appearing at the Price Determination Date on the FIT1 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 105 basis points, such sum rounded to the third decimal place when expressed as a percentage.

USD (2022-2024): Market Value Exchange for 2025 New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	Hypothetical Proration Factor(1)	New Notes(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	$916.965	$682.532	74.43%	2025 New Notes	$704.632
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	$1,234.940	$919.213	74.43%	2025 New Notes	$944.261
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	$477.364	$355.320	74.43%	2025 New Notes	$370.151
________________
(1)	Proration factor (the percentage of relevant tenders to be accepted) is rounded to the nearest hundredth.

(2)
The 2025 New Notes will mature on November 15, 2025 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 2.000% U.S. Treasury Security due August 15, 2025 (the “2025 New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the 2025 New Notes Reference Security appearing at the Price Determination Date on the FIT1 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 135 basis points, such sum rounded to the third decimal place when expressed as a percentage.

USD (2032-2039): Market Value Exchange for 2035 New Notes

Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Principal Amount Tendered by Early Participation Date (millions)	Hypothetical Principal Amount to be Accepted Pursuant to the Exchange Offer (millions)	Hypothetical Proration Factor(1)	New Notes(2)	Hypothetical Principal Amount to be Issued Pursuant to the Exchange Offer (millions)

6.750% Mar 2032	36962GXZ2	US36962GXZ26	$5,000	$2,842.823	$2,116.021	74.43%	2035 New Notes	$2,864.310
6.150% Aug 2037	36962G3A0	US36962G3A02	$2,000	$1,502.758	$1,118.560	74.43%	2035 New Notes	$1,441.936
5.875% Jan 2038	36962G3P7	US36962G3P70	$6,350	$4,773.773	$3,553.301	74.43%	2035 New Notes	$4,451.966
6.875% Jan 2039	36962G4B7	US36962G4B75	$4,000	$2,700.224	$2,009.879	74.43%	2035 New Notes	$2,792.567
________________
(1)	Proration factor (the percentage of relevant tenders to be accepted) is rounded to the nearest hundredth.

(2)
The 2035 New Notes will mature on November 15, 2035 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 3.000% U.S. Treasury Security due May 15, 2045 (the “2035 New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the 2035 New Notes Reference Security appearing at the Price Determination Date on the FIT1 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 155 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Additional Information

The New Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The 2016 USD New Notes, the 2020 New Notes, the 2025 New Notes and the 2035 New Notes will be entitled to certain registration rights.

This communication does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell either Old Notes or New Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise.  The distribution of this communication in certain jurisdictions (including, but not limited to, Australia, Canada, China, the European Economic Area, France, Hong Kong, Ireland, Italy, Japan, Korea, Kuwait, Luxembourg, Mexico, Switzerland, the United Kingdom and the United States) and the offering of the New Notes in certain jurisdictions may be restricted by law.

This communication has not been approved by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000 (as amended).  Accordingly, this communication is only for distribution to and directed at: (i) in the United Kingdom, persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “Order”)); (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; (iii) persons who are outside the United Kingdom; and (iv) any other person to whom it can otherwise be lawfully distributed (all such persons together being referred to as “Relevant Persons”). Any investment or investment activity to which this communication relates is available only to and will be engaged in only with Relevant Persons.  Persons who are not Relevant Persons should not take any action based upon this communication and should not rely on it.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, this communication is not being made in that Relevant Member State other than: (a) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant dealer or dealers nominated by the Issuer for any such offer; or (c) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided that no such communication referred to in (a) to (c) above shall require the Issuer or any dealer manager, the information agents or the exchange agents to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU) and includes any relevant implementing measure in such Relevant Member State.

Forward-Looking Statements

This communication contains “forward-looking statements” —that is, statements related to future, not past, events.  In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.”  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Reorganization and the Exchange Offers; our announced GE Capital Exit Plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with the GE Capital Exit Plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between GE’s industrial business and GECC earnings.  For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced GE Capital Exit Plan to reduce the size of our financial services businesses (including the Merger); our ability to complete incremental asset sales as part of the GE Capital Exit Plan in a timely manner (or at all) and at the prices we have assumed; changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of the GE Capital Exit Plan as well as other aspects of the GE Capital Exit Plan; the impact of conditions in the financial and credit markets on the availability and cost of GECC’s funding, and GECC’s exposure to counterparties; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC Mortgage Corporation, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC’s ability to pay dividends to GE at the planned level, which may be affected by GECC’s cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and the GE Capital Exit Plan, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; our actual division of U.S. and international assets, which may not occur as expected; and the other factors that are described in “Risk Factors” in each of GE’s and GECC’s Annual Report on Form 10-K for the year ended December 31, 2014, as such descriptions may be updated or amended in any future report GE or GECC files with the U.S. Securities and Exchange Commission.  These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com